Exhibit 99.2

LESAKA TECHNOLOGIES, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Overview
The following

unaudited pro

forma combined

financial statements have

been prepared

to give effect

to the Acquisition.

The Company

has
prepared

these unaudited

pro forma

combined financial

statements based

on (a)

its historical

unaudited

condensed consolidated

financial
statements as

of and

for the

six months

ended December

31, 2021,

(b) its

historical audited

consolidated financial

statements for

the year
ended June 30, 2021, and (c) the

combined financial information for Connect as of

February 28, 2022, and for the

six months ended February
28, 2022,

and the

twelve months

ended August

31, 2021,

which has

been derived

as described

below.

The unaudited

pro forma

combined
financial

statements

are

based

on

the

historical

financial

information

statements

of

the

Company

and

historical

financial

information

of
Connect after giving effect

to the Acquisition and certain

assumptions, reclassifications and

adjustments which we believe

to be reasonable
and factually supportable as described in the notes to the unaudited pro forma combined financial statements.
The Company has presented

an unaudited pro forma combined

balance sheet which combines

the historical balance sheets

of the Company
as of December 31, 2021, and Connect as of February 28, 2022 as if the Acquisition had occurred on December 31, 2021. The Company has presented an unaudited

combined pro forma

statement of operations

for (a) the

six months ended

December 31, 2021,

of the Company

and
Connect

which

combines

the histori

cal

statements

of

operations

of

the

Company

for

the

six

months

ended

December

31,

2021,

and

the
combined financial information for Connect for the six months ended February 28, 2022, as if the Acquisition had occurred on July 1, 2020, and (b) the twelve months ended June 30, 2021,

of the Company and Connect which combines the historical statements of operations of the
Company for

the year

ended June

30, 2021,

and the

combined financial

information for

Connect for

the twelve

months ended

August 31,
2021, as if the Acquisition had occurred on July 1, 2020.
The Company’s

fiscal year ends

on June 30

and Connect’s

fiscal year ends

on the last

day of February

.

SEC rules require

the Company

to
prepare the pro forma statement

of operations by using its

most recently completed fiscal

quarter prior to concluding the transaction

(which
was December 31, 2021,

upon closing the Acquisition on

April 14, 2022) and bring

Connect’s statement of

operations up to within 93

days
of the

Company’s

most recent

fiscal quarter

end. Thus,

the Company

used Connect’s

balance sheet

on February

28, 2022

for purposes

of
combining with the Company for the pro forma

balance sheet as of December 31, 2021 and has prepared

the pro forma combined statement
of operations to coincide with its fiscal reporting periods as follows:
●
The Company

used Connect

’s

statement of

operations

for the

twelve months

ended February

28, 2022,

and deducted

the six

months
ended August 31, 2021, to produce the statement of operations for the six months ended February 28, 2022; and
●
The Company

used Connect

’s

statement of

operations

for

the twelve

months

ended

February

28, 2021,

added the

six months

ended
August 31,

2021, and

deducted the

six months

ended August

31, 2020,

to produce

the statement

of operations

for the

twelve months
ended August 31, 2021.

A tax rate of

28%, the South

African statutory rate,

has been applied

when calculating taxation

impacts unless otherwise

specified. Certain
Connect balances have been reclassified to conform to the balance sheet and statement of operations presentation of the Company.
The historical consolidated financial statements of the Company are prepared in accordance with accounting principles generally accepted in
the United States of America (“U.S. GAAP”) and

are shown in U.S. dollars. The

combined financial information of Connect, which has been
derived as described above,

was prepared in

accordance with International Financial

Reporting Standard for

Small and Medium-sized Entities
(“IFRS for

SMEs”) issued

by the

International Accounting

Standards Board

(“IASB”), which

differs in

certain respects

from U.S.

GAAP.
Necessary adjustments have been made

to reconcile the combined financial information

of Connect to U.S. GAAP.

The combined financial
information

of

Connect

is

denominated

in

South

African

Rand

(“ZAR”).

Therefore

for

purposes

of

presenting

the

unaudited

pro

forma
combined financial

statements an exchange

rate of $1

/ ZAR 15.930554

has been used

to translate Connect’s

historical balance

sheet as of
February 28, 2022,

from ZAR to

U.S. dollars, based

on the closing

exchange rate as

of December 31,

2021, as reported

by an independent
external

source

(www.oanda.com)

(“Oanda”).

An

exchange

rate

of

$1/

ZAR

14.974825

has

been

used

to

translate

Connect’s

results

of
operations for the six

months ended February 28,

2022, from ZAR

to U.S. dollars, based

on the average daily

exchange rate for

the six months
ended December

31, 2021, as

reported by

Oanda. An

exchange rate

of $1/

ZAR 15.716182

has been used

to translate Connect’s

results of
operations for the twelve months ended August 31, 2021, from ZAR to U.S. dollars, based on the average daily exchange rate for the twelve months ended June 30, 2021, as

reported by Oanda. The Company has used

the exchange rates for its

reporting periods to translate Connect’s
ZAR-reported balances because, upon consolidation (or combination), Connect is consolidated first into

Net1 SA’s

reported numbers (which
are also prepared in ZAR) and then the consolidated Net1 SA group is converted to

USD and consolidated into Lesaka.

The

Acquisition

has

been

recorded

using

the

purchase

method

of

accounting.

Under

the

purchase

method

of

accounting,

the

aggregate
consideration

paid

is allocated

to the

tangible

and identifiable

intangible

assets acquired

and

liabilities assumed

on the

basis of

their fair
values

on

the

transaction

date.

Any

purchase

price

in

excess

of

net

assets

acquired

is

recorded

as

goodwill.

These

unaudited

pro

forma
combined

financial

statements

have

been

prepared

based

on

preliminary

estimates

of

fair

values

based

on

information

that

is

currently
available.

The actual amounts

and the allocation

between net tangible

and intangible

assets ultimately recorded

may differ

materially from
the information presented in these unaudited pro forma combined financial statements, including property,

plant and equipment, identifiable
intangible assets and

residual goodwill.

The preliminary estimates

of the fair

values of the

assets acquired and

liabilities assumed

reflected
herein are subject to change based upon completion of the valuation of the assets acquired and liabilities assumed as of the closing date.
The

South

African

competition

authorities

approved

the

transaction

subject

to

certain

public

interest

conditions

relating

to

employment,
increasing the

spread of

ownership by

historically disadvantaged

people (“HDPs”),

and investing

in supplier

and enterprise

development.
Further

to increasing

the spread

of ownership

by HDPs,

Lesaka

is required

to establish

an

employee

share ownership

scheme

(“ESOP”)
within 24 months of the implementation of the Acquisition,

that complies with certain design principles for the benefit of the workers of the
merged entity to receive

a shareholding in Lesaka equal

in value to at least 3% of

the issued shares in Lesaka

at the date of the Acquisition.
If within 24

months of the

implementation date of

the transaction, Lesaka

generates a positive

net profit for

three consecutive quarters,

the
ESOP shall increase to 5% of the issued

shares in Lesaka at the date of the

Connect acquisition. The final structure of the ESOP

is contingent
on Lesaka shareholder approval and relevant

regulatory and governance approvals. The ESOP had

not been established as of the date

of the
preparation

of this

pro

forma information

and

therefore

no account

of these

equity

transactions is

included

in

these unaudited

pro

forma
combined financial statements.
No account has been

taken within these unaudited

pro forma combined financial

statements of any future

changes in accounting policies

or
any synergies (including

cost savings), all of

which may or may

not occur as a

result of the Acquisition.

In addition, the impact

of ongoing
integration activities and other changes in Connect’s

assets and liabilities could cause material differences in the information presented.
These unaudited pro forma

combined financial statements are

for illustrative purposes only

and are not

necessarily indicative of the

combined
results of operations or financial position of the combined company that would have been reported had the Acquisition been completed as of the dates presented, and are not necessarily representative of future consolidated results of operations or financial condition of the combined
company.
You

should

read

these

unaudited

pro

forma

combined

financial

statements

in

conjunction

with

the

historical

audited

combined

financial
statements and accompanying notes (including the reconciliation from IFRS for SMEs to US GAAP) of Connect included in Item 9.01(a)

of
this Form 8-K/A and the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K and unaudited condensed

consolidated financial

statements include

in the

Company’s

Quarterly Report

on Form

10-Q for

the quarterly

period
ended March 31, 2022.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of December 31, 2021
(in USD thousands, unless otherwise indicated)
Lesaka
Connect
Note 2
Transaction
accounting
adjustments Notes Proforma
ASSETS
Current assets
85,092 4(h)
(51,974) 4(h)
(14,196) 4(f)
70,240 4(e)
(1,191) 4(e)
Cash and cash equivalents 182,356 14,106 (236,697) 4(a) 47,736
Restricted cash 57,788 - 57,788
Accounts receivable, net and other receivables 20,701 8,997 29,698
Finance loans receivable, net 21,571 12,694 34,265
Inventory 20,005 11,014 31,019
Total current assets before settlement assets 302,421 46,811 (148,726) 200,506
Settlement assets 369 22,321 22,690
Total current assets 302,790 69,132 (148,726) 223,196
Property, plant and equipment, net 5,389 18,489 23,878
Operating lease right-of-use 3,611 728 4,339
Equity-accounted investments 7,217 73 7,290
(25,888) 4(c)
Goodwill 26,239 25,888 155,253 4(b) 181,492
(24,227) 4(c)
Intangible assets, net 288 24,227 163,583 4(c) 163,871
Deferred income taxes 868 850 1,758 4(f) 3,476
Other long-term assets, including reinsurance assets 77,821 49 77,870
TOTAL ASSETS 424,223 139,436 121,753 685,412
LIABILITIES
Current liabilities
Short-term credit facilities for ATM funding 47,960 - 47,960
15,316 4(h)
Short-term credit facilities - 15,237 (7,598) 4(h) 22,955
Accounts payable 3,539 12,138 15,677
Other payables 30,248 3,777 3,578 4(d) 37,603
Operating lease liability - current 2,516 433 2,949
(18,421) 4(h)
Current portion of long-term borrowings - 18,421 3,531 4(h) 3,531
Income taxes payable 271 595 (1,533) 4(f) (667)
Total current liabilities before settlement obligations 84,534 50,601 (5,127) 130,008
Settlement obligations 369 22,321 22,690
Total current liabilities 84,903 72,922 (5,127) 152,698
(6,784) 4(c)
Deferred income taxes 10,402 5,655 45,803 4(c) 55,076
Operating lease liability - long term 1,281 346 1,627
66,592 4(h)
(347) 4(h)
(25,955) 4(h)

70,240 4(e)
Long-term borrowings - 25,955 (1,191) 4(e) 135,294
Other long-term liabilities, including insurance policy liabilities 2,391 - 2,391
TOTAL LIABILITIES 98,977 104,878 143,231 347,086
Redeemable common stock 84,979 - 84,979
EQUITY
LESAKA EQUITY:
Common stock 80 - - 80
Preferred stock - - -
(10,730) 4(f)
(43,331) 4(c)
Other invested equity 34,415 19,646 4(i) -
Additional paid-in-capital 303,804 - 16,658 4(a) 320,462
Treasury shares, at cost (286,951) - (286,951)
Accumulated other comprehensive loss (157,879) (32) 32 4(i) (157,879)
Retained earnings 381,213 - (3,578) 4(d) 377,635
Total Lesaka equity 240,267 34,383 (21,303) 253,347
Non-controlling interest - 175 (175) 4(f) -
TOTAL EQUITY 240,267 34,558 (21,478) 253,347
TOTAL LIABILITIES, REDEEMABLE COMMON STOCK
AND SHAREHOLDERS’ EQUITY 424,223 139,436 121,753 685,412
See accompanying notes to unaudited pro forma combined financial statements.

UNAUDITED PRO FORMA COMBINED STATEMENT

OF OPERATIONS
For the six months ended December 31, 2021
(in $ ‘000, except per share data or unless otherwise indicated)
Lesaka
Connect
Note 2
Transaction
accounting
adjustments Notes Proforma
REVENUE 65,618 169,728 235,346
EXPENSE
Cost of goods sold, IT processing, servicing and support 44,787 145,593 190,380
Selling, general and administration 38,188 10,497 1,450 4(g) 50,135
(1,608)
4(c)
Depreciation and amortization 1,621 3,263 8,950
4(c)
12,226
Transaction costs related to Connect Group acquisition 1,674 486 2,160
OPERATING

(LOSS) INCOME
(20,652) 9,889 (8,792) (19,555)
UNREALIZED LOSS RELATED

TO FAIR VALUE

ADJUSTMENT
TO CURRENCY OPTIONS 2,429 2,429
INTEREST INCOME 702 195 (115)
4(a)
782
2,995
4(e)
(2,204)
4(h)
INTEREST EXPENSE 1,581 2,849 3,089
4(h)
8,310
(LOSS) INCOME BEFORE INCOME TAX EXPENSE (23,960) 7,235 (12,787) (29,512)
(451)
4(c)
2,506
4(c)
(617)
4(h)
INCOME TAX EXPENSE 284 1,826 617
4(h)
4,165
NET (LOSS) INCOME BEFORE (LOSS) EARNINGS FROM
EQUITY-ACCOUNTED

INVESTMENTS
(24,244) 5,409 (14,842) (33,677)
(LOSS) EARNINGS FROM EQUITY-ACCOUNTED
INVESTMENTS (1,156) 105 (1,051)
NET INCOME FROM CONTINUING OPERATIONS (25,400) 5,514 (14,842) (34,728)
LESS (ADD): NET INCOME (LOSS) ATTRIBUTABLE

TO NON-
CONTROLLING INTEREST - 48 (48)
(j)
-
NET (LOSS) INCOME ATTRIBUTABLE

TO LESAKA
(25,400) 5,466 (14,794) (34,728)
Net loss per share, in United States dollars :
Basic loss attributable to Lesaka shareholders (0.44) (0.56)
Diluted loss attributable to Lesaka shareholders (0.44) (0.56)
See accompanying notes to unaudited pro forma combined financial statements.

UNAUDITED PRO FORMA COMBINED STATEMENT

OF OPERATIONS
For the year ended June 30, 2021
(in $ ‘000, except per share data or unless otherwise indicated)
Lesaka
Connect
Note 2
Transaction
accounting
adjustments Notes Proforma
REVENUE 130,786 305,691 436,477
EXPENSE
Cost of goods sold, IT processing, servicing and support 96,248 270,722 366,970
9,544 4(f)
2,367 4(f)
Selling, general and administration 84,063 15,573 2,763 4(g) 114,310
(3,065)
4(c)
Depreciation and amortization 4,347 7,332 17,055
4(c)
25,669
Transaction costs related to Connect Group acquisition - 76 3,578
4(d)
3,654
OPERATING

(LOSS) INCOME
(53,872) 11,988 (32,242) (74,126)
CHANGE IN FAIR VALUE

OF EQUITY SECURITIES
49,304 49,304
LOSS ON DISPOSAL OF EQUITY-ACCOUNTED

INVESTMENT -
BANK FRICK 472 472
LOSS ON DISPOSAL OF EQUITY-ACCOUNTED

INVESTMENT
13 13
INTEREST INCOME 2,416 207 (307)
4(a)
2,316
5,404
4(e)
(4,199)
4(h)
INTEREST EXPENSE 2,982 4,076 6,316
4(h)
14,579
(LOSS) INCOME BEFORE INCOME TAX EXPENSE (5,619) 8,119 (40,070) (37,570)
(2,672)
4(f)
(663)
4(f)
(860)
4(c)
4,776
4(c)
(1,176)
4(h)
INCOME TAX EXPENSE 7,560 2,332 1,176
4(h)
10,473
NET (LOSS) INCOME BEFORE LOSS FROM EQUITY-
ACCOUNTED INVESTMENTS (13,179) 5,787 (40,651) (48,043)
LOSS FROM EQUITY-ACCOUNTED

INVESTMENTS
(24,878) - (24,878)
NET INCOME FROM CONTINUING OPERATIONS (38,057) 5,787 (40,651) (72,921)
LESS (ADD): NET INCOME (LOSS) ATTRIBUTABLE

TO NON-
CONTROLLING INTEREST - 73 (73)
(j)
-
NET (LOSS) INCOME ATTRIBUTABLE

TO LESAKA
(38,057) 5,714 (40,578) (72,921)
Net loss per share, in United States dollars :
Basic loss attributable to Lesaka shareholders (0.67) (1.18)
Diluted loss attributable to Lesaka shareholders (0.67) (1.18)
See accompanying notes to unaudited pro forma combined financial statements.

LESAKA TECHNOLOGIES, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL

STATEMENTS
1. Basis of presentation

The accompanying

unaudited pro forma

combined financial statements

are prepared under

U.S. GAAP and

present the pro

forma financial
position and results

of operations of

the combined company based

on the historical financial

information of the

Company and Connect

and
after giving effect

to the

Acquisition and certain

adjustments which we

believe to be

reasonable and factually

supportable, which are

described
in these notes. The Acquisition

has been recorded using the

purchase method of accounting,

with the Company as the

acquirer. Please

refer
to “Overview” for further discussion of the basis of presentation of these unaudited pro forma combined financial statements.
Certain Connect balances have been reclassified to conform to the balance sheet and statement of operations presentation of the Company as described in Note 2.
2. Combined Connect balance sheet and statements of operations
(a) Combined balance sheet
The table below presents Connect’s combined balance sheet, in ZAR, as of February 28, 2022, adjusted for reclassifications to conform with
Lesaka’s presentation, and

then converted to USD, translated using the exchange rate applicable as of December

31, 2021):
Connect Reclassifications Notes Connect Connect
ZAR '000 ZAR '000 ZAR '000 USD '000
Assets
Non-current assets
Property, plant and equipment
294,543 - 294,543 18,489
Goodwill
412,413 - 412,413 25,888
Intangible assets
385,943 - 385,943 24,227
Investments

in associates
1,169 - 1,169 73
Loans to shareholders
784 (784) (i) - -
Deferred tax
13,537 - 13,537 850
Operating lease right-of-use
11,602 - 11,602 728
Other long-term assets, including reinsurance assets
- 784 (i) 784 49
Total long-term assets
1,119,991 - 1,119,991 70,304
Current assets
Inventories
175,453 - 175,453 11,014
Current tax receivable
6,241 (6,241) (ii) - -
Trade and other receivables
339,315 (195,980) (ii)(iii) 143,335 8,997
Finance loans receivable, net
- 202,221 (iii) 202,221 12,694
Cash and cash equivalents
580,302 (355,583) (iv) 224,719 14,106
Settlement assets
- 355,583 (iv) 355,583 22,321
Total current

assets
1,101,311 - 1,101,311 69,132
Total assets
2,221,302 - 2,221,302 139,436
Equity and liabilities
Equity attributable to equity holders of parent
Foreign currency translation reserve
(516) - (516) (32)
Other invested equity
548,257 - 548,257 34,415
Total invested equity attributable to Parent entities
547,741 - 547,741 34,383
Non-controlling interest
2,789 - 2,789 175
Total equity
550,530 - 550,530 34,558
Non-current liabilities
Loans from financial institutions
413,478 - 413,478 25,955

Operating lease liability - long-term
5,513 - 5,513 346
Deferred tax
90,089 - 90,089 5,655
Total long-term liabilities
509,080 - 509,080 31,956
Current liabilities
Loans from financial institutions
536,190 (242,733) (v) 293,457 18,421
Current tax payable
9,472 - 9,472 595
Accounts payable
- 193,369 (vi) 193,369 12,138
Trade and other payables
609,136 (548,952) (vi)(vii) 60,184 3,777
Operating lease liability - current
6,894 - 6,894 433
Bank overdraft
- 242,733 (v) 242,733 15,237
Settlement obligations
- 355,583 (vii) 355,583 22,321
Total current

liabilities
1,161,692 - 1,161,692 72,922
Total liabilities
1,670,772 - 1,670,772 104,878
Total

equity and liabilities
2,221,302 - 2,221,302 139,436
(i) Loans to shareholders reclassified to other long-term assets, including reinsurance assets in Lesaka’s balance

sheet;
(ii) Current tax receivable reclassified to accounts receivable, net and other receivables in Lesaka’s balance

sheet;
(iii) Loans to customers (net of allowance for doubtful debts) included within

Connect’s trade and other receivables

reclassified to Finance
loans receivable, net in Lesaka’s balance

sheet;
(iv) Cash held by Cash Connect Collateral Holdings Trust

included within cash and cash equivalents represents funds held on behalf of
customers with an equivalent amount recorded as the settlement control payable included in Connect’s trade

and other payables. The cash
held has been reclassified from cash and cash equivalents to settlement assets in Lesaka’s balance sheet;
(v) Overdraft and revolving credit facilities included within Connect’s current liabilities - loans from financial institutions are short-term credit facilities and have been reallocated from loans from financial institutions to short-term credit facilities in Lesaka’s

balance sheet;
(vi) Connect’s trade payables included

within trade and other payables have been reclassified to accounts payable in Lesaka’s balance
sheet;
(vii) As noted in (iv) above, funds held on behalf of customers and due to customers is included in the settlement control payable included
in Connect’s trade and other payables

and has been reclassified from trade and other payables to settlement liabilities in

Lesaka’s balance
sheet.

(b) Combined statements of operations
The table

below presents

Connect’s

combined statement

of operations,

in ZAR,

for the

six months

ended February

28, 2022,

adjusted for
reclassifications to conform with Lesaka’s presentation, and then converted to USD, translated using the average exchange rate for Lesaka’s six months ended December 31, 2021
Connect Reclassifications Notes Connect Connect
ZAR '000 ZAR '000 ZAR '000 USD '000
Revenue
2,497,767 43,882 (i) 2,541,649 169,728
Cost of sales
(2,204,641) 24,405 (ii) (2,180,236) (145,593)
Gross profit
293,126 68,287 361,413 24,135
Other income
52,221 (52,221) (i)(iii)(iv) - -
Operating expenses
(195,696) 38,506 (iii)(v)(vi) (157,190) (10,497)
Depreciation and amortisation
(48,867) (v) (48,867) (3,263)
Transaction costs related to Connect Group acquisition
(7,271) (vi) (7,271) (486)
Operating profit
149,651 (1,566) 148,085 9,889
Finance income
2,914 2,914 195
Interest paid
(42,658) (42,658) (2,849)
Profit before taxation
109,907 (1,566) 108,341 7,235
Taxation
(27,342) (27,342) (1,826)
Profit after tax before earnings (loss) from equity-
accounted investment
82,565 (1,566) 80,999 5,409
Earnings (loss) from equity-accounted investment
- 1,566 (iv) 1,566 105
Profit for the year
82,565 - 82,565 5,514
Other comprehensive income
- - -
Total comprehensive

income/(loss) for the year
82,565 - 82,565 5,514
Non-controlling interest
717 717 48
Total comprehensive

income/(loss) attributable to
Connect
81,848 - 81,848 5,466
(i) Certain items presented within Connect’s

other income reclassified to revenue in Lesaka’s

statement of operations;
(ii) Amortization included within cost of sales allocated to depreciation and amortization in Lesaka’s statement of operations;
(iii) Certain items presented within other income reclassified to selling, general and administration in Lesaka’s statement

of operations;
(iv) Earnings from equity-accounted investments presented within other income reclassified to loss from equity-accounted investments in
Lesaka’s statement of operations;
(v) Depreciation included within operating expenses allocated to depreciation and amortization in Lesaka’s

statement of operations;
(vi) Transaction costs related to the Connect

Group acquisition included within operating expenses allocated to a separate caption in
Lesaka’s statement of operations.

The table below presents

Connect’s combined

statement of operations, in

ZAR, for the twelve

months ended August

31, 2021, adjusted for
reclassifications to conform with Lesaka’s presentation,

and then converted to USD, translated using the average exchange rate for Lesaka’s year ended June 30, 2021:
Connect Reclassifications Notes Connect Connect
ZAR '000 ZAR '000 ZAR '000 USD '000
Revenue
4,788,302 16,000 (i) 4,804,302 305,691
Cost of sales
(4,308,638) 53,925 (ii) (4,254,713) (270,722)
Gross profit
479,664 69,925 549,589 34,969
Other income
47,329 (47,329) (i)(iii) - -
Operating expenses
(338,582) 93,838 (iii)(iv)(v) (244,744) (15,573)
Depreciation and amortisation
(115,234) (iv) (115,234) (7,332)
Transaction costs related to Connect Group acquisition
- (1,200) (v) (1,200) (76)
Operating profit
188,411 - 188,411 11,988
Finance income
3,246 3,246 207
Interest paid
(64,053) (64,053) (4,076)
Profit before taxation
127,604 - 127,604 8,119
Taxation
(36,651) (36,651) (2,332)
Profit after tax before earnings (loss) from equity-
accounted investment
90,953 - 90,953 5,787
Earnings (loss) from equity-accounted investment
- - - -
Profit for the year
90,953 - 90,953 5,787
Other comprehensive income
- - -
Total comprehensive

income/(loss) for the year
90,953 - 90,953 5,787
Non-controlling interest
1,140 1,140 73
Total comprehensive

income/(loss) attributable to
Connect
89,813 89,813 5,714
(i) Certain items presented within Connect’s

other income reclassified to revenue in Lesaka’s statement

of operations;
(ii) Amortization included within cost of sales allocated to depreciation and amortization in Lesaka’s statement of operations;
(iii) Certain items presented within other income reclassified to selling, general and administration in Lesaka’s statement

of operations;
(iv) Depreciation included within operating expenses allocated to depreciation and amortization in Lesaka’s

statement of operations;
(v) Transaction costs related to the Connect Group acquisition included within operating expenses allocated to a separate caption in Lesaka’s
statement of operations.

3. Acquisition of Connect
The following

table sets

forth the

components of

the purchase

price for

the Acquisition

(using the

USD/ ZAR

closing exchange

rate as

of
April 13, 2022, for cash paid at closing):

USD '000
Cash paid at closing to former Connect shareholders, comprising: 236,697
Utilization of existing cash reserves 147,322
Bank borrowings 70,240
Increase in Connect bank borrowings
(1)
19,135
Lesaka shares to be issued pursuant to the Acquisition
(2)
16,658
Total purchase

consideration
253,355
(1) Connect refinanced

its borrowings prior to

closing the transaction and

the Company utilized certain

of the increased borrowin

gs (which
were included

in Connect’s

closing balance

sheet) at

the date

of the

Acquisition, as

part of

the post-closing

transaction steps,

to fund

the
Acquisition.
(2) Calculated as 3,185,079 shares of Lesaka common stock multiplied by the April 13, 2022, closing price on the NasdaqGS of $5.23.
The following table sets forth the preliminary allocation of the purchase price

,

translated at the exchange rate as of December 31, 2021:
USD '000
Cash and cash equivalents

33,028
Accounts receivable 8,997
Finance loans receivable 12,694
Inventory

11,014
Settlement assets

22,321
Property, plant and equipment 18,489
Operating lease right-of-use asset 728
Equity-accounted investment 73
Goodwill

155,253
Intangible assets 163,583
Deferred income tax assets 2,608
Other long-term assets

49
Trade payables

(12,138)
Other payables

(3,777)
Short-term borrowings

(22,955)
Operating lease liability - current (433)
Current portion of long-term borrowings

(3,531)
Income taxes (payable) receivable 938
Settlement obligations

(22,321)
Deferred income taxes - long-term liabilities

(44,674)
Operating lease liability - long-term (346)
Long-term borrowings (66,245)
Total purchase

price
253,355
The

preliminary

purchase

price

allocation

is

based

on

management

estimates

as

of

June

30,

2022,

and

may

be

adjusted

up

to

one

year
following the closing of the Acquisition. Management

has not yet completed its valuation analysis and calculations necessary to finalize the
determination of

the fair

value of

the assets

acquired and

liabilities assumed,

along with

the related

allocations of

goodwill and

intangible
assets. We

expect to finalize

the purchase price allocation

on or before December

31, 2022. The actual

amounts and the allocation

between
net tangible

and intangible

assets ultimately

recorded

may differ

materially from

the information

presented

in these

unaudited pro

forma
combined financial statements, including property,

plant and equipment, identifiable intangible assets and residual goodwill.

4. Pro forma adjustments

The following are descriptions of each of the pro forma adjustments included in the unaudited pro forma combined financial statements:

(a) Reduction in cash and cash equivalents and interest income

Represents the estimated reduction in interest income of $0.1 million and $0.3 million on the Company’s cash reserves of $124.4 million
(which is the USD equivalent of the ZAR cash reserves utilized using the $:ZAR exchange rate of 17.197978 on July 1, 2020) for the six months ended December 31, 2021, and the year ended June 30, 2021, which was used to fund a portion of the Acquisition at an assumed
pre-tax

USD

interest

rate

of

approximately

0.19%

and

0.24%,

respectively.

The

Company

was

in

a

net

operating

loss carry

forward
position

(with an

allowance

for

unutilized

net operating

loss carryforwards

created

in full)

and

therefore

there was

no net

tax

benefit
during the periods presented.
The components of the

cash paid of $236.7 million

is presented in Note 3.

The amount is presented

as a pro forma adjustment

to reduce
cash and cash equivalents

in the pro forma combined balance sheet as of December 31, 2021.
(b) Goodwill

The amount of $155.3 million represents the excess of the

purchase price over the fair value of net assets

acquired as presented within the
preliminary purchase price allocation in Note 2 above.
(c) Acquired intangible assets and amortization expense and reversal of Connect pre-acquisition intangible assets
Represents

the

portion

of

the

purchase

price

allocated

to

Connect’s

intangible

assets

acquired,

at

estimated

fair

values

based

on
management’s

estimates.

As

of

February

28,

2022,

these

assets

(comprising

goodwill

and

intangible

assets)

had

a

carrying

value

on
Connect’s

balance sheet

of approximately

$50.1 million.

As noted

above, this

identification and

estimation of

fair value

is provisional
and may

change when

the final purchase

price allocation

is made.

Since the

tax basis of

these identifiable

intangible assets is

less than
their accounting basis, the purchase price allocated to these assets results in additional deferred tax liabilities.

The table

below presents

the fair

value of

the acquired

intangible assets

(in ZAR

and USD)

the estimated

used life

(in years)

of these
acquired intangible assets and the amortization expense and related tax effect (in ZAR and USD) for the identified periods presented:
Six months ended

December 31,
Year

ended

June 30, 2021
Fair value Fair value
Estimated
useful life
Intangible
asset
amortizatio
n expense
Deferred
tax impact
Intangible
asset
amortizatio
n expense
Deferred
tax impact
ZAR '000 USD '000 (in years) USD '000
(1)
USD '000 USD '000
(2)
USD '000
Finite lived intangibles assets
Customer relationships
297,870 18,698 8 1,243 348 2,369 663
Integrated network
2,075,970 130,314 10 6,932 1,941 13,209 3,699
Trade names
232,120 14,571 10 775 217 1,477 414
Total
2,605,960 163,583 8,950 2,506 17,055 4,776
Deferred tax liabilities
Customer relationships
83,404 5,235
Integrated network
581,272 36,488
Trade names
64,994 4,080
Total
729,670 45,803
(1) Using

the average

exchange rate

for the

six months

ended December

31, 2021,

the amortization

expense related

to these intangible
assets was $9.0

million. The deferred

tax effect

of $2.5

million related

to this adjustment

is included

on the income

tax expense line

in
the unaudited pro forma combined statement of operations.
(2) Using

the average

exchange rate

for the year

ended June

30, 2021,

the total

annual amortization

expense related

to these

intangible
assets was $17.1

million. The deferred tax

effect of $4.8 million

related to this adjustment

is included on the

income tax expense line

in
the unaudited pro forma combined statement of operations.

The table below

presents Connect’s

intangible assets (including

goodwill) and related

deferred tax liabilities

that have been

reversed on
acquisition (in ZAR and USD), and the reversal of Connect’s amortization expense and related tax effect in its historical accounts for the
identified periods presented (in ZAR and USD):
Six months ended
Twelve months
ended
February 28, 2022 August 31, 2021
ZAR '000 USD '000 USD '000
(1)
USD '000
(2)
As of December 31, 2021
Goodwill reversed on acquisition
412,413 25,888
Intangible assets, net reversed on acquisition
385,943 24,227
Total intangible

assets, net reversed
798,356 50,115
Deferred tax liability reversed on acquisition
(108,073) (6,784)
Impact on other invested equity
690,283 43,331
Pro forma six months ended December 31, 2021
Intangible asset amortization reversed
24,084 1,608
Deferred tax related to intangible asset amortization reversed
6,759 451
Pro forma year ended June 30, 2021
Intangible asset amortization reversed
48,167 3,065
Deferred tax related to intangible asset amortization reversed
13,518 860
(1) Using the average exchange rate for the six

months ended December 31, 2021. This adjustment is included in the unaudited pro forma
combined statement of operations for the six months ended December 31, 2021.
(2) Using the average

exchange rate for the year

ended June 30, 2021. This adjustment

is included in the unaudited

pro forma combined
statement of operations for the year ended June 30, 2021.
(d) Transaction costs adjustments
Represents the Company’s estimate of the

expected Connect acquisition costs of $3.6 million owing to external professional advisors for services provided which

are not reflected

in the Company’s December

31, 2021 consolidated

balance sheet. These

costs have been

accrued
as

a

current

liability.

The

Company

does

not

expect

to

deduct

these

expenses

for

tax

purposes.

Because

the

Company

is

required

to
expense

these

costs

as

they

are

incurred,

it has

charged

them

to

retained

earnings

as

of

December

31,

2021.

This

adjustment

is

also
included

in

the

unaudited

pro

forma

combined

statement

of

operations

for

the

year

ended

June

30,

2021.

There

were

no

significant
transaction

costs

actually

incurred

by

the

Company

during

the

year

ended

June 30,

2021.

These

costs

will

not

affect

the

Company’s
statement of operations beyond 12 months after the acquisition date.

The

Company’s

consolidated

statement

of

operations

for

the six

months

ended December

31,

2021,

include

transaction

costs of

$1.7
million.

Connect’s

combined

statement

of

operations

for

the

six

months

ended

February

28,

2022,

and

year

ended

August

31,

2021,

include
transaction costs

of $0.5 million

and $0.1 million

(translated at average

exchange rates

for the periods

identified),

respectively,

paid on
behalf of the sellers.
(e) Borrowings, non-refundable deal origination fees and interest expense

The Company used aggregate borrowings of ZAR 1.1 billion ($70.2 million, translated at the exchange rate as of December 31, 2021)

to
partially fund the

Acquisition and procured

these lending facilities

(Facility G and

Facility H) from

FirstRand Bank Limited

acting through
Rand Merchant Bank division (“RMB”) and concluded agreements (“Loans

Documents”) in January 2022 to arrange this funding.

The Company paid non-refundable

deal origination fees of ZAR 19.0

million ($1.2 million, translated at

exchange rates applicable as of
December 31,

2021) upon

drawing down

the available

funding under

the Loan

Documents. Accordingly,

an amount

of $1.2

million is
included

in

accounts

payable

and

long-term

borrowings

(as

prepaid

facility

fees)

as of

December

31,

2021.

The non

-refundable

deal
origination fees are amortized over the applicable lending period using the effective interest rate method.

Interest on Facility G and Facility

H is payable quarterly in arrears.

Interest on Facility G is

based on the 3-month Johannesburg Interbank
Agreed Rate

(“JIBAR”) in

effect from

time to

time plus

a margin

of (i)

3.00% per

annum for

the first

nine months

occurring after

the
effective date (as defined

in the Loan Documents);

and then (ii) from

the date after the nine

month period in (i),

(x) 2.50% per annum

if
the Facility G balance outstanding is less

than or equal to ZAR 250.0 million,

or (y) 3.00% per annum if

the Facility G balance is between
ZAR 250.0 million to ZAR 450.0 million, or (z) 3.50% per annum if the

Facility G balance is greater than ZAR 450.0 million. Interest on
Facility H is

based on

JIBAR plus a

margin of

2.00% per annum

and increase by

a further 2.00%

per annum in

the event of

default (as
defined in the Loan Documents).
The average JIBAR during the six months ended December

31, 2021, was 3.68%

and, together with the applicable margin of 3.20%,

the
interest expense for this period included in the pro forma combined statement of operations has been calculated using a rate of 6.89% and
the ZAR 1.1 billion borrowings outstanding.

The average JIBAR during the year ended June 30, 2021, was 3.64% and,

together with the
applicable margin

of 2.82%,

the interest

expense for

this period

included in

the pro

forma combined

statement of

operations has

been
calculated using a rate of 6.46% and the ZAR 1.1 billion borrowings outstanding

.
The table

below presents

the borrowings

utilized (translated

to USD

at the

exchange rates

applicable as

of December

31, 2021)

by the
Company,

the repayment

terms, the

interest

rate determination,

and

the non

-refundable

deal

origination

fees

paid

included

in the

pro
forma combined balance sheet as of December 31,2021, and the aggregated amortization of the deal origination fees and interest expense during

the

six

months

ended

December,

2021,

and

the

year

ended

June

30,

2021,

included

in

the

pro

forma

combined

statements

of
operations (translated to USD at the applicable average exchange rate applicable for the periods presented):
ZAR '000 USD '000 Repayment date Interest rate
Borrowing utilized, comprising:
1,118,975 70,240
Facility G
750,000 47,079 October 14, 2023 JIBAR plus variable margin
Facility G, deal origination costs
18,975 1,191 October 14, 2023 JIBAR plus variable margin
Facility H
350,000 21,970 October 14, 2023 JIBAR plus 2%
Less: deal original fees accrued
18,975 1,191
Borrowing utilized less deal origination fees

1,100,000 69,049
Six months ended
Year

ended
December 31, 2021 June 30, 2021
ZAR '000 USD '000
(1)
USD '000
(2)
Deal origination fees amortized
6,325 422
Interest expense
38,527 2,573
Total interest

expense
44,852 2,995
Deal origination fees amortized
12,650 805
Interest expense
72,283 4,599
Total interest

expense
84,933 5,404
(1) Using the average exchange rate for the six

months ended December 31, 2021. This adjustment is included in the unaudited pro forma
combined statement of operations for the six months ended December 31, 2021.
(2) Using the average

exchange rate for the year

ended June 30, 2021. This adjustment

is included in the unaudited

pro forma combined
statement of operations for the year ended June 30, 2021.
A change of one percentage point in JIBAR results in a change of ZAR 11.2 million ($0.7 million) in the annual interest expense.

(f) Pre-closing payments made by Connect
Connect was required

to make certain pre

-closing payments as a

condition to the

sales agreement. All amounts

in this note translated

to
USD at

the exchange

rates applicable

as of

December 31,

2021 for

balance sheet

items and

the average

rates for

the six months

ended
December 31, 2021, and the year ended June 30, 2021, for statement of operations items.

Prior to closing, Connect was required to pay:
●
the Connect

CEO a restraint of trade

payment of ZAR 150.0 million ($9.4

million in the pro forma

combined balance sheet). The
Company expects to qualify for a tax deduction and will deduct the amount rateably over a period of three years. The Company
recorded a

pro forma

adjustment of

ZAR 150.0

million ($9.5

million), tax

impact of

$2.7 million,

in its

unaudited pro

forma
combined statements of operations for the year ended June 30, 2021.

This expense is considered non-recurring;

●
cash

bonuses

of

ZAR 37.2

million

($2.3

million

in

the pro

forma

combined

balance

sheet) to

a

group

of identified

Connect
employees).

The Company

expects

to

qualify

for

a

tax deduction

and

will deduct

the

amount

in the

period

the

expense was
incurred. The Company

recorded a pro

forma adjustment of ZAR

37.2 million ($2.4

million), tax impact

of $0.7 million,

in its
unaudited

pro

forma

combined

statements

of

operations

for

the

year

ended

June

30,

2021.

This

expense

is

considered

non-
recurring;
●
ZAR

26.4

million

($1.7

million

in

the

pro

forma

combined

balance

sheet)

to

repurchase

Connect’s

issued

and

outstanding
preference shares. Connect settled this transaction in two parts, the first was a dividend distribution of ZAR 24.0 million and the balance

as

the

acquisition

of

the

preference

shares

at

historical

cost.

This

payment

did

not

impact

the

unaudited

pro

forma
combined statements of operations for the year ended June 30, 2021,

and for the six months ended December 31, 2021; and
●
ZAR 12.5 million

($0.8 million in

the pro forma

combined balance sheet)

to acquire its remaining

non-controlling interest in a
subsidiary.

This transaction has been accounted for as a transaction between owners and a loss on acquisition of the outstanding interest was recorded directly in equity.
The table

below presents

a summary

of pre-closing

payments made

and the

allocation of

these adjustments

in the

pro forma

combined
balance sheet:
ZAR '000 USD '000
Restraint payment - Gross (A)
150,000 9,416
Restraint payment - Tax Payable (B)
14,000 879
Restraint payment - Deferred tax assets (C)
28,000 1,758
Restraint payment, net (D)
108,000 6,779
Bonuses payment - Gross (A)
37,200 2,335
Bonuses payment - Tax Payable (B)
10,416 654
Bonuses payment, net (D)
26,784 1,681
Preferences share repurchase payment (A)
26,446 1,660
Preference shares (allocate to Other equity items (D)
2,446 154
Loss on repurchase (allocate to Other equity items (D))
24,000 1,506
Buy out non-controlling interest payment (A)
12,500 785
Non-controlling interest (E)
2,789 175
Loss on repurchase (allocate to Other equity items (D))
9,711 610
Allocated to:
Cash and cash equivalents (sum of (A))
226,146 14,196
Tax payable (sum of (B))
24,416 1,533
Deferred tax asset (sum of (C))
28,000 1,758
Other invested equity (sum of (D))
170,941 10,730
Non-controlling interest (sum of (E))
2,789 175

(g) Stock-based compensation

The

Company

agreed

to

award

a

group

of

identified

Connect

employees

1,250,486

shares

of

restricted

stock

upon

closing

of

the
Acquisition. The Company also awarded

this group 1,250,486 restricted stock units

which award contains an equalization

mechanism to
maintain a return of $7.50 per

share of restricted stock upon vesting. The conversion

of restricted stock units to shares

cannot exceed 50%
(or

625,243

shares)

under

the

terms

of

the

award.

These

awards

vest

equally

over

a

period

of

three

years

commencing

on

the

first
anniversary of the closing of the Acquisition.

The estimated grant date fair value of the shares

of restricted stock has been determined using the 1,250,486 shares of restricted stock and
the closing price of the Company’s stock on Nasdaq on the closing date ($5.23). The estimated grant date fair value of the restricted stock
units has been determined using the 1,250,486 restricted stock units and an estimate price per unit ($2.62) assuming that only 25%

of the
restricted

stock

units

will

vest

based

on

the

impact

of

the

equalization

mechanism.

The

Company

is

currently

seeking

tax

advice

to
determine whether it may claim a tax deduction of these stock-based compensation charges for tax purposes and therefore

no tax-related
adjustment has been made to the pro forma adjustment.
The table

below presents

the grant

date fair

value of

the awards

and estimated

stock-based compensation

changes included

in the

pro
forma combined statement of operations for the periods presented

(translated at applicable exchange rates for the periods identified):
Six months ended
Year

ended
December 31, 2021 June 30, 2021
ZAR '000 USD '000 USD '000
(1)
USD '000
(2)
Estimated grant date fair value:
1,250,486 shares of restricted stock granted to employees 104,186 6,540
1,250,486 shares of restricted units granted to employees 26,094 1,638
Total 130,280 8,178
Stock-based compensation charges 21,713 1,450
Stock-based compensation charges 43,427 2,763
(1) Using the average exchange rate for the six

months ended December 31, 2021. This adjustment is included in the unaudited pro forma
combined statement of operations for the six months ended December 31, 2021.
(2) Using the average

exchange rate for the year

ended June 30, 2021. This adjustment

is included in the unaudited

pro forma combined
statement of operations for the year ended June 30, 2021.
(h) Refinancing of Connect lending facilities
Connect refinanced its long-term borrowings pursuant to the Acquisition.
The

Connect

facilities

include

(i)

an

overdraft

facility

(general

banking

facility)

of

ZAR 244.0

million;

(ii)

Facility

A of

ZAR 700.0
million

(a

long-term

facility

with

a

bullet

repayment);

(iii)

Facility

B

of

ZAR

350.0

million

(a

long-term

facility

with

amortizing
repayments commencing September 2022); and (iv)

an asset-backed facility of ZAR

67.1 million. The amount available

under the general
banking facility will reduce to ZAR 205.0 million in

mid-November 2022. CCMS paid a non-refundable structuring fee of approximately
ZAR 5.5

million. Interest

on Facility A

and Facility

B is payable

quarterly based

on JIBAR plus

a margin,

of approximately

3.75%, in
effect from time to time.
An adjustment has been made

in the pro forma combined

balance sheet to record the new

borrowings utilized by Connect and to

eliminate
the existing Connect borrowings as they were repaid on closing.

The table below presents

the (i) Connect borrowings

repaid, (ii) borrowings utilized

(translated to USD at

the exchange rates applicable
as of December

31, 2021) by Connect

to settle its existing

borrowings and the

non-refundable deal origination

fees paid included

in the
pro forma

combined balance

sheet as

of December

31, 2021,

(iii) the

aggregated amortization

of the

deal origination

fees and

interest
expense during the six months ended December,

2021, and the year ended June 30, 2021, and

(iv) the reversal of the amounts of interest
under the

existing Connect

borrowings that

were extinguished

at closing,

included in

the pro

forma combined

statements of

operations
(translated to USD at the applicable average exchange rate applicable for the periods presented):
Six months ended
Twelve months
ended
February 28, 2022 August 31, 2021
ZAR '000 USD '000 USD '000
(1)
USD '000
(2)
Borrowing repaid
827,974 51,974
Short-term credit facilities
121,040 7,598
Current portion of long-term borrowings
293,456 18,421
Long-term borrowings
413,478 25,955
Borrowing utilized
1,361,093 85,439
Short-term credit facilities
244,000 15,316
Current portion of long-term borrowings
56,250 3,531
Long-term borrowings
1,060,843 66,592
Less: deal original fees accrued
5,520 347
Borrowing utilized less deal origination fees

1,355,573 85,092
Deal origination fees amortized
552 37
Interest expense
45,705 3,052
Total interest

expense
46,257 3,089
Tax impact on interest expense
(3)
9,240 617
Deal origination fees amortized
1,104 70
Interest expense
98,167 6,246
To tal interest expense
99,271 6,316
Tax impact on interest expense
(3)
18,480 1,176
Interest expense under repaid lending facilities reversed 33,000 2,204
Tax expense adjustment related to reversal of interest
adjustment
(3)
9,240 617
Interest expense under repaid lending facilities reversed 66,000 4,199
Tax expense adjustment related to reversal of interest
adjustment
(3)
18,480 1,176
(1) Using the average exchange rate for the six

months ended December 31, 2021. This adjustment is included in the unaudited pro forma
combined statement of operations for the six months ended December 31, 2021.
(2) Using the average

exchange rate for the year

ended June 30, 2021. This adjustment

is included in the unaudited

pro forma combined
statement of operations for the year ended June 30, 2021.
(3) The amount of interest

deductible for tax purposes in

South Africa is subject to

a limitation. The Company

does not expect to obtain
an incremental

deduction from

the higher

interest expense

and therefore

has capped

the pro forma

tax deduction

of interest expense

on
the new borrowing at the same amount as for the refinanced Connect borrowings

.
A change of one percentage point in JIBAR results in a change of ZAR 13.1 million

($0.8 million) in the annual interest expense.

(i) Elimination of Connect’s shareholders’

equity

Represents

the

elimination

of

Connect’s

other

invested

equity

of

$34.4

million,

net

of

closing

adjustments

in

notes

(c)

and

(f),

and
accumulated other comprehensive income of $0.03 million acquired by the Company.

(j) Reversal of net income attributable to non-controlling interest in statement of operations

Represents the elimination of income attributable to non-controlling interests as Connect is a wholly owned by the Company.